                        SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported)
                                 October 23, 1998



                          HEURISTIC DEVELOPMENT GROUP, INC.
                -----------------------------------------------------
                 (Exact Name of Registrant as specified in Charter)




      Delaware                       0-29044                95-4491750
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   (State or other                (Commission             (IRS Employer
    jurisdiction of                File Number)            Identification
    incorporation)                                         Number)



    1219 Morningside Drive, Suite 102, Manhattan Beach, California    90266
   ----------------------------------------------------------------------------
      (Address of principal executive offices)                      (Zip Code)


                               (310)  546-1065
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


    ----------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS


     On October 16, 1998 the Letter of Intent dated August 10, 1998, between Heuristic Development Group, Inc., a Delaware corporation ("HDG"), and Autoskill Inc., a California corporation, expired. On October 23, 1998 HDG issued a press release announcing such expiration. A copy of such press release is attached hereto as EXHIBIT 99.4 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following Exhibit is filed herewith as part of this Current Report on Form 8-K:



EXHIBIT               DESCRIPTION OF DOCUMENT
-------               -----------------------

99.4         Press release issued by HDG on October 23, 1998


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEURISTIC DEVELOPMENT GROUP, INC.



October 26, 1998                       By: /s/ Theodore Lanes
----------------                          ---------------------------
    (Date)                                Theodore Lanes
                                          Chief Financial Officer









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